UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2015

SUMMIT HOTEL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35074	27-2962512
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Boulevard, Suite R-100

Austin, Texas 78738

(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300
(Registrants’ telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 20, 2015, Summit Hotel Properties, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the sale of 10 hotel properties to affiliates of American Realty Capital Hospitality Trust, Inc. (“ARCH”) and the pending sales of an additional 16 hotels to ARCH pursuant to two agreements, as amended, between the Company and ARCH (collectively, the “ARCH Agreements”) to sell a portfolio of 26 hotels containing an aggregate of 2,793 guestrooms to ARCH for an aggregate purchase price of approximately $347.4 million.  The hotel properties included in the ARCH Agreements were sold or are currently pending sale as follows:

		Sales
Sale Tranche	Number of Hotels	Price	Guestrooms	Date Sold
		(in millions)
Completed Dispositions

Tranche 1	10 hotels	$150.1	1,090	October 15, 2015
Tranche 3	6 hotels	$108.3	707	February 11, 2016
Tranche 2	1 hotel(1)	$8.6	136	June 1, 2016
Tranche 2	1 hotel(1)	$5.9	119	June 7, 2016

Pending Dispositions

Tranche 2	8 hotels	$77.2	741	Expected to be sold on or before December 30, 2016

(1) These hotels were sold to buyers other than ARCH pursuant to a letter agreement dated February 11, 2016 between the Company and ARCH which allows the Company to continue to market for sale the Tranche 2 properties to unrelated third party buyers.

Additionally, the Company reported the completed or pending acquisitions at the time of the filing of the Initial Form 8-K of the following hotels:

		Purchase
Franchise/Brand	Location	Price	Guestrooms	Date Acquired
		(in millions)

Completed Acquisitions

Hampton Inn	Boston (Norwood), MA	$24.0	139	June 18, 2015
Hotel Indigo	Asheville, NC	$35.0	115	June 30, 2015
Residence Inn by Marriott	Branchburg, NJ	$25.7	101	July 24, 2015
Residence Inn by Marriott	Baltimore (Hunt Valley), MD	$31.1	141	July 24, 2015
Hyatt House	Miami, FL	$39.0	156	October 19, 2015
Courtyard by Marriott	Atlanta (Decatur), GA	$44.0	179	October 20, 2015
Courtyard by Marriott	Nashville, TN	$71.0	226	January 19, 2016
Residence Inn by Marriott	Atlanta, GA	$38.0	160	January 20, 2016

In the Initial Form 8-K, the Company presented unaudited pro forma condensed combined financial statements relating to the acquisitions and dispositions described above as of June 30, 2015 and for the year ended December 31, 2014 and the six months ended June 30, 2015.  The Company is amending the Initial Form 8-K with the filing of this Current Report on Form 8-K/A to update the unaudited pro forma condensed combined financial statements as of March 31, 2016 and for the year ended December 31, 2015 and the three months ended March 31, 2016.

The financial information in Exhibit 99.1 with respect to the acquired hotels and pending acquisitions has not been audited and is based on information received from the respective sellers of these hotel properties.

The unaudited pro forma condensed combined balance sheet at March 31, 2016 included in Exhibit 99.1 adjusts the Company’s historical consolidated balance sheet for the dispositions of the hotel properties described above in this Explanatory Note that have been or are expected to be completed subsequent to March 31, 2016 (the “Pro Forma Transactions”) as if the Pro Forma Transactions had been completed on March 31, 2016.   No pro forma adjustments have been made to the Company’s historical consolidated balance sheet as of March 31, 2016 for acquisitions or dispositions of hotel properties that occurred prior to March 31, 2016 (the “Completed Transactions”) as the balance sheet information related to the Completed Transactions is already included in the Company’s historical consolidated balance sheet at March 31, 2016.

The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2016 and the year ended December 31, 2015 included in Exhibit 99.1 combine the Company’s historical consolidated statements of income with the historical statements of operations of the completed and pending acquisitions and dispositions described above in this Explanatory Note as if the transactions had been completed on January 1, 2015.

The historical financial information included in Exhibit 99.1 is adjusted in the pro forma condensed combined financial information to give effect to pro forma events that are (1) directly attributable to the transactions described herein, (2) factually supportable, and (3) with respect to the condensed combined statements of operations, expected to have a continuing effect on the Company’s combined results of operations.  Please refer to the “Notes to Unaudited Pro Forma Condensed Combined Financial Information” included in Exhibit 99.1.

The unaudited pro forma condensed combined financial information is not necessarily indicative of or intended to represent the results that would have been achieved had the transactions been consummated as of the dates indicated or that may be achieved in the future.  The Company’s actual results reported in periods following the completion of the transactions may differ significantly from those reflected in these updated unaudited pro forma condensed combined financial information.

The updated unaudited pro forma condensed combined financial information should be read in conjunction with the information provided in the Company’s Current Report on Form 8-K dated October 20, 2015, Current Report on Form 8-K/A dated January 4, 2016 and the historical consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2016.

Forward Looking Statements

The Current Report on Form 8-K/A contains statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws.  These forward-looking statements are based upon the Company’s expectations, but these statements are not guaranteed to occur.  Investors should not place undue reliance upon forward-looking statements.  These statements relate to, among other things, the Company’s pending sale of hotels to ARCH.  No assurances can be given that the transactions will be completed when expected, on the terms described or at all.  These actions are subject to numerous conditions, many of which are beyond the control of the Company, including, without limitation, general economic conditions, market conditions and other factors, including those set forth in the Risk Factors section of the Company’s periodic reports and other documents filed with the Securities and Exchange Commission (the “SEC”).  Copies are available on the SEC’s website, www.sec.gov.  The Company undertakes no obligation to update these statements after the date of this Current Report on Form 8-K/A.

Item 9.01              Financial Statements and Exhibits.

(a)         Pro forma financial information

Updated pro forma financial information of the Company relating to the acquisition and disposition of the hotels referenced in the Explanatory Note above is attached hereto as Exhibit 99.1 and incorporated by reference herein.

(d)           Exhibits

99.1        Updated Unaudited Pro Forma Condensed Combined Financial Information for Summit Hotel Properties, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.

	By:	/s/ Christopher R. Eng
Name: Christopher R. Eng
Dated: June 20, 2016	Title: Executive Vice President, General Counsel, Chief Risk Officer and Secretary